UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2005

                            FALCON NATURAL GAS CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  000-50229               98-0403897
----------------------------    ----------------     ----------------------
(State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)             File Number)        Identification No.)

     Westchase Center, 2500 City West Blvd., Suite 300, Houston, Texas 77042
     -----------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (713) 267-2240

                                      N/A
                                      ---
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  7.01  REGULATION  FD  DISCLOSURE.

     On March 24, 2005, the Registrant issued a Press Release stating a chronology of statements concerning the Company's DB-3 prospect Wyandotte wells, which is located on leased acreage in St. Mary Parish, Louisiana (the "Wyandotte Property") and has requested that the Securities and Exchange Commission grant the Company's request to withdraw its Registration Statement filed on February 11, 2005. A copy of the Press Release regarding the foregoing is furnished as
Exhibit  99.1  to  this  Form  8-K.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit  No.     Description
     -----------      -----------

     99.1*            Press Release

*    Filed herein.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON NATURAL GAS CORP.

By: /s/Fred B. Zaziski
    ------------------
    Fred B. Zaziski
    Chief Executive Officer

Dated:  March 24, 2005

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